EXHIBIT 99.1

Sun Healthcare Group, Inc.
 Reports Third-quarter Operating Results;
Meets Analyst Expectations for Diluted Earnings Per Share
from Continuing Operations for the Quarter

Contact: Investor Inquiries (505) 468-2341
Media Inquiries (505) 468-4582

Irvine, Calif. (Oct. 27, 2010)—Sun Healthcare Group, Inc. (NASDAQ GS: SUNH) today announced its operating results for the third quarter ended Sept. 30, 2010.

Normalized results for the third-quarter period ended Sept. 30, 2010:

•	consolidated revenues rose 1.1 percent to $476.0 million, compared to the same period in 2009;
o	increased patient acuity resulted in solid reimbursement rates in quarter;
o	hospice and rehabilitation therapy businesses showed revenue growth;
•	consolidated adjusted EBITDAR was $60.6 million and adjusted EBITDAR margin was 12.7 percent;
•	diluted earnings per share from continuing operations (after giving effect to the issuance of 30.76 million shares in the Company’s equity offering) were $0.18;
•
diluted earnings per share from continuing operations would have been $0.23 based on shares outstanding prior to the issuance of 30.76 million shares in the Company’s August equity offering and before the application of the offering proceeds, which equals the mean of diluted earnings per share from continuing operations estimates for the third quarter from analysts who publish on First Call;

•	free cash flow was $21.3 million for the quarter; and
•	results have been normalized to exclude the impact of $4.7 million for transaction costs associated with the separation transaction described in further detail below in this press release.

Commenting on the Company’s third-quarter results, Richard K. Matros, Sun’s chairman and chief executive officer, remarked, “Although our sector continues to experience a tough operating environment, I am pleased with our ability to turn in a solid quarter, with normalized adjusted EBITDAR comparable to that achieved in last year’s third quarter.”

Matros added, “With respect to the previously announced separation of our operating assets and real estate assets, we have completed debt financings for both the operating company and the real estate company and have received all necessary regulatory approvals. We look forward to our stockholders’ meeting on November 4 and to completing the separation transaction on November 15.”

Segment Updates

On a year-over-year basis for the quarter, revenue growth in Sun’s inpatient services business totaled $3.8 million, or 0.9 percent, due principally to revenue growth in its hospice business, SolAmor. SolAmor’s revenues increased from $7.2 million to $11.3 million, due to census expansion derived from same store census growth as well as an October 2009 acquisition. SolAmor contributed $2.5 million of adjusted EBITDA for the quarter and an adjusted EBITDA margin of 22.3 percent. In the quarter, revenues from SunBridge’s nursing center operations were flat on a year-over-year basis due to declines in nursing center customer base and the lingering effect of the October 2009 Medicare rate reduction, partially offset by acuity-driven rate growth. SunBridge’s acuity growth was evidenced by its Medicare Rehab RUG use of 91.2 percent, which was up 250 basis points year-over-year, and its Medicare REX utilization of 44.4 percent, which was up 240 basis points year-over-year. On an overall basis, the inpatient services business reported adjusted EBITDAR of $69.0 million for the quarter, with an adjusted EBITDAR margin of 16.3 percent.

SunDance, Sun’s rehabilitation therapy services business, experienced revenue growth of $6.8 million, or 15.0 percent, in the quarter on the strength of growth in revenue per contract of 8.5 percent and growth in total non-affiliated contracts of 4.9 percent. Given the strong revenue results, adjusted EBITDA margin also expanded in the quarter by 190 basis points, producing an 8.0 percent adjusted EBITDA margin.

Industry demand for temporary medical staffing continues to be down as a result of the slow economy.  Accordingly, revenues from CareerStaff, Sun’s medical staffing services business, were down compared to revenues in the same quarter of 2009, resulting in adjusted EBITDA margin of 6.2 percent for the quarter.

Bill Mathies, president and chief operating officer of SunBridge and chief operating officer over Sun’s operating subsidiaries, commented on the segment results: “Our early assessment of the implementation of RUG IV, the changes to concurrent therapy and the elimination of the look-back period is that they are neutral on a consolidated basis, with the market basket rate increases we received on October 1 being accretive to our results. Our experience to date affirms our positive view of the opportunity that these changes in the reimbursement system afford us, given our strategy of serving clinically-complex patients, as well as the savings the changes will achieve for the Medicare program. Continuing our focus on short-stay high-acuity patients requires the expansion of our portfolio of Rehab Recovery Suites® (RRS). At the end of the quarter, our RRS centers aggregated 1,647 beds, an increase of 44.6 percent over the number of RRS beds in service in the third quarter of 2009. Our rehabilitation business achieved solid revenue growth in the quarter, driven by the increase in contracts as well as the increase in revenue per contract. Our hospice business continues to perform consistently with our expectations. Our medical staffing business, as noted, continued to show a decline in revenues, EBITDA, and margins but the revenue decline has slowed and billable hours were actually up for the quarter.”

Conference Call

As previously announced, investors and the general public are invited to listen to a conference call with Sun’s senior management on Thursday, Oct. 28, 2010, at 10 a.m. Pacific / 1 p.m. Eastern to discuss the Company’s earnings for the third quarter of 2010.

To listen to the conference call, dial (888) 437-9364 and refer to Sun Healthcare Group. A recording of the call will be available from 4 p.m. Eastern on Oct. 28, 2010, until midnight Eastern on Nov. 28, 2010, by calling (888) 203-1112 and using access code 4118106.

About Sun Healthcare Group, Inc.

Sun Healthcare Group, Inc.’s (NASDAQ GS: SUNH) subsidiaries provide nursing, rehabilitative and related specialty healthcare services principally to the senior population in the United States. Sun’s core business is providing, through its subsidiaries, inpatient services, primarily through 166 skilled nursing centers, 16 combined skilled nursing, assisted and independent living centers, 10 assisted living centers, two independent living centers and eight mental health centers. On a consolidated basis, Sun has annual revenues of $1.9 billion and approximately 30,000 employees in 46 states. At Oct. 1, 2010, SunBridge centers had 23,189 licensed beds located in 25 states, of which 22,407 were available for occupancy. Sun also provides rehabilitation therapy services to affiliated and non-affiliated centers through its SunDance subsidiary, medical staffing services through its CareerStaff Unlimited subsidiary and hospice services through its SolAmor subsidiary.

In May 2010, Sun announced a plan to restructure its business by separating its real estate assets and its operating assets into two separate, publicly-traded companies (the “Separation”), subject to the approval of stockholders and other conditions. The Separation will be accomplished by distributing to stockholders the stock of SHG Services, Inc., a Sun subsidiary that will own and operate the operating subsidiaries.  Substantially all of Sun’s owned real estate assets will continue to be owned by Sun, which will, after the Separation, merge into its subsidiary, Sabra Health Care REIT, Inc. Following this merger, SHG Services, Inc. will change its name to Sun Healthcare Group, Inc. The common stock of both companies is expected to trade on the NASDAQ Global Select Market. The Separation is expected to be completed on Nov. 15, 2010.

Forward-looking Statement

Statements made in this release that are not historical facts are "forward-looking" statements (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties and are subject to change at any time. These forward-looking statements may include, but are not limited to, statements containing words such as "anticipate," "believe," "plan," "estimate,” "expect,” "hope,” "intend,” "may” and similar expressions. Forward-looking statements in this release include all statements regarding the Company’s expected future financial position and results of operations, business strategy, the impact of reductions in reimbursements and other changes in government reimbursement programs, the timing and impact of the Separation and transactions related thereto, growth opportunities and plans and objectives of management for future operations. Factors that could cause actual results to differ are identified in the public filings made by the Company with the Securities and Exchange Commission and include changes in Medicare and Medicaid reimbursements; the impact that any healthcare reform legislation will have on the Company’s business; the ability to maintain the occupancy rates and payor mix at the Company’s healthcare centers; potential liability for losses not covered by, or in excess of, the insurance; the effects of government regulations and investigations; the significant amount of the Company’s indebtedness; covenants in debt agreements that may restrict the Company’s activities, including the Company’s ability to make acquisitions, incur more indebtedness and refinance indebtedness on favorable terms; Sun’s ability to accomplish the Separation and the transactions related thereto; the impact of the current economic downturn on the business; increasing labor costs and the shortage of qualified healthcare personnel; and the Company’s ability to receive increases in reimbursement rates from government payors to cover increased costs. More information on factors that could affect the Company’s business and financial results are included in Sun’s public filings made with the Securities and Exchange Commission, including its Annual Report on Forms 10-K and Quarterly Reports on Form 10-Q, copies of which are available on Sun’s web site, www.sunh.com. There may be additional risks of which the Company is presently unaware or that it currently deems immaterial.

The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond the Company’s control. Sun cautions investors that any forward-looking statements made by Sun are not guarantees of future performance and are only made as of the date of this release. Sun disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

Adjusted EBITDA, adjusted EBITDAR and free cash flow, as used in this press release and in the accompanying tables, which are non-GAAP financial measures, are each reconciled to their respective GAAP-recognized financial measures in the accompanying tables. In addition, the normalizing adjustments to adjusted EBITDAR and earnings per share as discussed in this press release and shown, together with normalizing adjustments to other financial measures, in the accompanying tables, are non-GAAP adjustments, and are reconciled to GAAP financial measures in the accompanying tables.

Additional Information

In connection with the Separation, SHG Services, Inc. has filed with the SEC a Registration Statement on Form S-1 and Sabra Health Care REIT, Inc. has filed with the SEC a Registration Statement on Form S-4, each containing an identical proxy statement/prospectus for the special meeting of stockholders to be held on Nov. 4, 2010. The definitive proxy statement/prospectus was mailed to Sun stockholders on or about Oct. 4, 2010. Before making any voting or investment decision, Sun stockholders and investors are urged to read the proxy statement/prospectus and other documents filed with the SEC carefully and in their entirety because they contain important information about the proposed transactions. Stockholders will be able to obtain these documents free of charge at the SEC’s website at www.sec.gov.  In addition, investors and stockholders of Sun may obtain free copies of the documents filed with the SEC by contacting Sun’s investor relations department at (505) 468-2341 (TDD users, please call (505) 468-4458) or by sending a written request to Investor Relations, Sun Healthcare Group, Inc. 101 Sun Avenue N.E., Albuquerque, N.M. 87109. Investors and stockholders may also obtain a copy of these documents by requesting them in writing from Sun's proxy solicitation agent, Innisfree M&A, at 501 Madison Avenue, New York, NY 10022, or by telephone at (212) 750-5833.

Sun and its directors and executive officers and other members of its management and employees may be deemed participants in the solicitation of proxies from the stockholders of Sun in connection with the transactions described in this release. Information about the directors and executive officers of Sun and their ownership of shares of Sun common stock are set forth in the Annual Report on Form 10-K for the year ended Dec. 31, 2009, filed with the SEC on March 5, 2010, and in the definitive proxy statement/prospectus for the special meeting of stockholders filed with the SEC on Sept. 29, 2010.  These documents may be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants is also included in the definitive proxy statement/prospectus for the special meeting.

###

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

KEY INCOME STATEMENT FIGURES
CONSOLIDATED
(in thousands, except per share data)

	For the	For the
	Three Months Ended	Three Months Ended
	September 30, 2010	September 30, 2009

Revenue	$475,997	$470,644

Depreciation and amortization	12,733	11,457

Interest expense, net	10,614	12,231

Pre-tax income	13,557	17,759

Income tax expense	5,559	7,220

Income from continuing operations	7,998	10,539

Loss from discontinued operations	(442)	(881)

Net income	$7,556	$9,658

Diluted earnings per share	$0.13	$0.22

Adjusted EBITDAR	$55,858	$60,509
Margin - Adjusted EBITDAR	11.7%	12.9%

Adjusted EBITDAR normalized	$60,605	$60,509
Margin - Adjusted EBITDAR normalized	12.7%	12.9%

Adjusted EBITDA	$36,904	$42,319
Margin - Adjusted EBITDA	7.8%	9.0%

Adjusted EBITDA normalized	$41,651	$42,319
Margin - Adjusted EBITDA normalized	8.8%	9.0%

Pre-tax income continuing operations - normalized	$18,304	$18,631

Income tax expense - normalized	$7,505	$7,578

Income from continuing operations - normalized	$10,799	$11,053

Diluted earnings per share from continuing operations - normalized	$0.18	$0.25

Net income - normalized	$10,357	$10,172

Diluted earnings per share - normalized	$0.17	$0.23

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to Adjusted
EBITDA and Adjusted EBITDAR".
See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison."

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

KEY INCOME STATEMENT FIGURES
CONSOLIDATED
(in thousands, except per share data)

	For the	For the
	Nine Months Ended	Nine Months Ended
	September 30, 2010	September 30, 2009

Revenue	$1,423,443	$1,406,949

Depreciation and amortization	37,732	33,329

Interest expense, net	34,366	37,422

Pre-tax income	49,205	56,066

Income tax expense	19,990	22,795

Income from continuing operations	29,215	33,271

Loss from discontinued operations	(1,488)	(3,275)

Net income	$27,727	$29,996

Diluted earnings per share	$0.55	$0.68

Adjusted EBITDAR	$177,609	$182,485
Margin - Adjusted EBITDAR	12.5%	13.0%

Adjusted EBITDAR normalized	$184,604	$186,785
Margin - Adjusted EBITDAR normalized	13.0%	13.3%

Adjusted EBITDA	$121,303	$127,730
Margin - Adjusted EBITDA	8.5%	9.1%

Adjusted EBITDA normalized	$128,298	$132,030
Margin - Adjusted EBITDA normalized	9.0%	9.4%

Pre-tax income continuing operations - normalized	$56,200	$61,238

Income tax expense - normalized	$22,858	$24,916

Income from continuing operations - normalized	$33,342	$36,322

Diluted earnings per share from continuing operations - normalized	$0.66	$0.83

Net income - normalized	$31,854	$33,395

Diluted earnings per share - normalized	$0.63	$0.76

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to Adjusted
EBITDA and Adjusted EBITDAR".
See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison."

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	September 30, 2010	December 31, 2009
	(unaudited)	(unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$138,350	$104,483
Restricted cash	21,961	24,034
Accounts receivable, net	216,391	220,319
Prepaid expenses and other assets	15,093	21,757
Deferred tax assets	71,940	68,415

Total current assets	463,735	439,008

Property and equipment, net	622,355	622,682
Intangible assets, net	51,428	53,931
Goodwill	338,364	338,296
Restricted cash, non-current	350	3,317
Deferred tax assets	89,818	108,999
Other assets	5,157	4,961

Total assets	$1,571,207	$1,571,194

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$47,799	$57,109
Accrued compensation and benefits	60,898	58,953
Accrued self-insurance obligations, current	45,610	45,661
Income taxes payable	1,605	-
Other accrued liabilities	58,234	55,265
Current portion of long-term debt and capital lease obligations	39,796	46,416

Total current liabilities	253,942	263,404

Accrued self-insurance obligations, net of current portion	127,040	121,948
Long-term debt and capital lease obligations, net of current portion	410,145	654,132
Unfavorable lease obligations, net	10,518	12,663
Other long-term liabilities	60,016	69,983

Total liabilities	861,661	1,122,130

Stockholders' equity:
Preferred stock of $.01 par value, authorized 10,000,000 shares, no shares were issued and outstanding as of September 30, 2010 and December 31, 2009	-	-
Common stock of $.01 par value, authorized 125,000,000 shares, 74,788,448 and 43,764,240 shares issued and outstanding as of September 30, 2010 and December 31, 2009, respectively	748	438
Additional paid-in capital	885,083	655,667
Accumulated deficit	(176,285)	(204,012)
Accumulated other comprehensive loss, net	-	(3,029)
	709,546	449,064
Total liabilities and stockholders' equity	$1,571,207	$1,571,194

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED INCOME STATEMENTS
(in thousands, except per share data)

	For the	For the
	Three Months Ended	Three Months Ended
	September 30, 2010	September 30, 2009
	(unaudited)	(unaudited)

Total net revenues	$475,997	$470,644
Costs and expenses:
Operating salaries and benefits	270,052	265,597
Self-insurance for workers' compensation and general and professional liability insurance	14,621	14,162
Operating administrative costs	13,343	12,462
Other operating costs	98,089	97,015
Center rent expense	18,954	18,190
General and administrative expenses	14,146	15,586
Depreciation and amortization	12,733	11,457
Provision for losses on accounts receivable	5,141	5,313
Interest, net of interest income of $59 and $106, respectively	10,614	12,231
Transaction costs	4,747	-
Restructuring costs	-	872
Total costs and expenses	462,440	452,885

Income before income taxes and discontinued operations	13,557	17,759
Income tax expense	5,559	7,220
Income from continuing operations	7,998	10,539

Discontinued operations:
Loss from discontinued operations, net of related taxes	(442)	(862)
Loss on disposal of discontinued operations, net of related taxes	-	(19)
Loss from discontinued operations, net	(442)	(881)

Net income	$7,556	$9,658

Basic income per common and common equivalent share:
Income from continuing operations	$0.13	$0.24
Loss from discontinued operations, net	-	(0.02)
Net income	$0.13	$0.22

Diluted income per common and common equivalent share:
Income from continuing operations	$0.13	$0.24
Loss from discontinued operations, net	-	(0.02)
Net income	$0.13	$0.22

Weighted average number of common and common equivalent shares outstanding:
Basic	59,516	43,923
Diluted	59,538	44,015

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED INCOME STATEMENTS
(in thousands, except per share data)

	For the	For the
	Nine Months Ended	Nine Months Ended
	September 30, 2010	September 30, 2009
	(unaudited)	(unaudited)

Total net revenues	$1,423,443	$1,406,949
Costs and expenses:
Operating salaries and benefits	804,302	789,744
Self-insurance for workers' compensation and general and professional liability insurance	43,702	45,617
Operating administrative costs	38,932	38,231
Other operating costs	291,348	287,233
Center rent expense	56,306	54,755
General and administrative expenses	44,570	48,057
Depreciation and amortization	37,732	33,329
Provision for losses on accounts receivable	15,985	15,582
Interest, net of interest income of $222 and $310, respectively	34,366	37,422
Transaction costs	6,995	-
Loss on sale of assets, net	-	41
Restructuring costs	-	872
Total costs and expenses	1,374,238	1,350,883

Income before income taxes and discontinued operations	49,205	56,066
Income tax expense	19,990	22,795
Income from continuing operations	29,215	33,271

Discontinued operations:
Loss from discontinued operations, net of related taxes	(1,488)	(2,941)
Loss on disposal of discontinued operations, net of related taxes	-	(334)
Loss from discontinued operations, net	(1,488)	(3,275)

Net income	$27,727	$29,996

Basic income per common and common equivalent share:
Income from continuing operations	$0.58	$0.76
Loss from discontinued operations, net	(0.03)	(0.08)
Net income	$0.55	$0.68

Diluted income per common and common equivalent share:
Income from continuing operations	$0.58	$0.76
Loss from discontinued operations, net	(0.03)	(0.08)
Net Income	$0.55	$0.68

Weighted average number of common and common equivalent shares outstanding:
Basic	50,184	43,807
Diluted	50,251	43,926

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	September 30, 2010	September 30, 2009
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net income	$7,556	$9,658
Adjustments to reconcile net income to net cash provided by
operating activities, including discontinued operations:
Depreciation and amortization	12,736	11,460
Amortization of favorable and unfavorable lease intangibles	(504)	(474)
Provision for losses on accounts receivable	5,289	5,318
Loss on sale of assets, including discontinued operations, net	-	31
Stock-based compensation expense	1,661	1,476
Deferred taxes	3,286	5,500
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(1,307)	1,079
Restricted cash	2,769	(710)
Prepaid expenses and other assets	5,399	382
Accounts payable	(4,909)	(6,762)
Accrued compensation and benefits	(2,117)	4,561
Accrued self-insurance obligations	199	4
Income taxes payable	1,267	-
Other accrued liabilities	4,429	9,355
Other long-term liabilities	(676)	(1,004)
Net cash provided by operating activities	35,078	39,874

Cash flows from investing activities:
Capital expenditures	(13,774)	(16,456)
Net cash used for investing activities	(13,774)	(16,456)

Cash flows from financing activities:
Borrowings of long-term debt	20,500	20,822
Principal repayments of long-term debt and capital lease obligations	(234,116)	(22,562)
Proceeds from issuance of common stock	226,001	55
Deferred financing costs	(2,312)	-
Net cash used for financing activities	10,073	(1,685)

Net (decrease) increase in cash and cash equivalents	31,377	21,733
Cash and cash equivalents at beginning of period	106,973	95,672
Cash and cash equivalents at end of period	$138,350	$117,405

Reconciliation of net cash provided by operating activities to free cash flow:

Net cash provided by operating activities	$35,078	$39,874
Capital expenditures	(13,774)	(16,456)
Free cash flow	$21,304	$23,418

 Free cash flow is defined as net cash flow provided by operating activities less cash used for capital expenditures.  Free cash flow is used by management to evaluate discretionary cash flow potentially available for debt service and other financing activities.

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the	For the
	Nine Months Ended	Nine Months Ended
	September 30, 2010	September 30, 2009
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net income	$27,727	$29,996
Adjustments to reconcile net income to net cash provided by
operating activities, including discontinued operations:
Depreciation and amortization	37,744	33,336
Amortization of favorable and unfavorable lease intangibles	(1,452)	(1,350)
Provision for losses on accounts receivable	16,428	15,599
Loss on sale of assets, including discontinued operations, net	-	607
Stock-based compensation expense	4,748	4,385
Deferred taxes	14,976	18,019
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(12,500)	(20,588)
Restricted cash	5,040	8,811
Prepaid expenses and other assets	8,012	144
Accounts payable	(3,628)	(11,825)
Accrued compensation and benefits	1,945	4,927
Accrued self-insurance obligations	5,041	1,255
Income taxes payable	1,605	-
Other accrued liabilities	4,442	8,530
Other long-term liabilities	(5,775)	177
Net cash provided by operating activities	104,353	92,023

Cash flows from investing activities:
Capital expenditures	(41,488)	(41,458)
Purchase of leased real estate	-	(3,275)
Proceeds from sale of assets held for sale	-	2,174
Net cash used for investing activities	(41,488)	(42,559)

Cash flows from financing activities:
Borrowings of long-term debt	20,500	20,822
Principal repayments of long-term debt and capital lease obligations	(271,093)	(44,249)
Payment to non-controlling interest	(2,025)	(311)
Distribution to non-controlling interest	(69)	(549)
Proceeds from issuance of common stock	226,001	75
Deferred financing costs	(2,312)	-
Net cash used for financing activities	(28,998)	(24,212)

Net increase in cash and cash equivalents	33,867	25,252
Cash and cash equivalents at beginning of period	104,483	92,153
Cash and cash equivalents at end of period	$138,350	$117,405

Reconciliation of net cash provided by operating activities to free cash flow:

Net cash provided by operating activities	$104,353	$92,023
Capital expenditures	(41,488)	(41,458)
Free cash flow	$62,865	$50,565

Free cash flow is defined as net cash flow provided by operating activities less cash used for capital expenditures.  Free cash flow is used by management to evaluate discretionary cash flow potentially available for debt service and other financing activities.

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO EBITDA and EBITDAR
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	September 30, 2010	September 30, 2009
	(unaudited)	(unaudited)

Total net revenues	$475,997	$470,644

Net income	$7,556	$9,658

Income from continuing operations	7,998	10,539

Income tax expense	5,559	7,220

Interest, net	10,614	12,231

Depreciation and amortization	12,733	11,457

EBITDA	$36,904	$41,447

Restructuring costs	-	872

Adjusted EBITDA	$36,904	$42,319

Center rent expense	18,954	18,190

Adjusted EBITDAR	$55,858	$60,509

EBITDA is defined as earnings before loss on discontinued operations, income taxes, interest, net, depreciation and amortization.  Adjusted EBITDA is defined as EBITDA before restructuring costs and loss on sale of assets, net.  Adjusted EBITDAR is defined as Adjusted EBITDA before center rent expense.  Adjusted EBITDA and Adjusted EBITDAR are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  Adjusted EBITDA and Adjusted EBITDAR are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability.  Adjusted EBITDA and Adjusted EBITDAR should not be considered as measures of financial performance under generally accepted accounting principles.  As the items excluded from Adjusted EBITDA and Adjusted EBITDAR are significant components in understanding and assessing finance performance, Adjusted EBITDA and Adjusted EBITDAR should not be considered in isolation or as alternatives to net income, cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Because Adjusted EBITDA and Adjusted EBTIDAR are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations.  Adjusted EBITDA and Adjusted EBITDAR as presented may not be comparable to other similarly titled measures of other companies.

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA and ADJUSTED EBITDAR
(in thousands)

	For the	For the
	Nine Months Ended	Nine Months Ended
	September 30, 2010	September 30, 2009
	(unaudited)	(unaudited)

Total net revenues	$1,423,443	$1,406,949

Net income	$27,727	$29,996

Income from continuing operations	29,215	33,271

Income tax expense	19,990	22,795

Interest, net	34,366	37,422

Depreciation and amortization	37,732	33,329

EBITDA	$121,303	$126,817

Loss on sale of assets, net	-	41

Restructuring costs	-	872

Adjusted EBITDA	$121,303	$127,730

Center rent expense	56,306	54,755

Adjusted EBITDAR	$177,609	$182,485

EBITDA is defined as earnings before loss on discontinued operations, income taxes, interest, net, depreciation and amortization.  Adjusted EBITDA is defined as EBITDA before restructuring costs and loss on sale of assets, net.  Adjusted EBITDAR is defined as Adjusted EBITDA before center rent expense.  Adjusted EBITDA and Adjusted EBITDAR are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  Adjusted EBITDA and Adjusted EBITDAR are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability.  Adjusted EBITDA and Adjusted EBITDAR should not be considered as measures of financial performance under generally accepted accounting principles.  As the items excluded from Adjusted EBITDA and Adjusted EBITDAR are significant components in understanding and assessing finance performance, Adjusted EBITDA and Adjusted EBITDAR should not be considered in isolation or as alternatives to net income, cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Because Adjusted EBITDA and Adjusted EBTIDAR are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations.  Adjusted EBITDA and Adjusted EBITDAR as presented may not be comparable to other similarly titled measures of other companies.

9 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS TO ADJUSTED EBITDA and ADJUSTED EBITDAR
($ in thousands)

For the Three Months Ended September 30, 2010
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$424,160	$30,342	$21,481	$14	$-	$475,997

Affiliated revenue	-	21,397	724	-	(22,121)	-

Total revenue	$424,160	$51,739	$22,205	$14	$(22,121)	$475,997

Income (loss) from continuing operations	$36,134	$3,961	$1,195	$(33,292)	$-	$7,998

Income tax expense	-	-	-	5,559	-	5,559

Interest, net	2,570	-	-	8,044	-	10,614

Depreciation and amortization	11,630	173	181	749	-	12,733

EBITDA	$50,334	$4,134	$1,376	$(18,940)	$-	$36,904

Restructuring costs	-	-	-	-	-	-

Adjusted EBITDA	$50,334	$4,134	$1,376	$(18,940)	$-	$36,904

Center rent expense	18,629	123	202	-	-	18,954

Adjusted EBITDAR	$68,963	$4,257	$1,578	$(18,940)	$-	$55,858

Normalized Adjusted EBITDA	$50,334	$4,134	$1,376	$(14,193)	$-	$41,651
Normalized Adjusted EBITDAR	$68,963	$4,257	$1,578	$(14,193)	$-	$60,605

Adjusted EBITDA margin	11.9%	8.0%	6.2%			7.8%

Adjusted EBITDAR margin	16.3%	8.2%	7.1%			11.7%

Normalized Adjusted EBITDA margin	11.9%	8.0%	6.2%			8.8%

Normalized Adjusted EBITDAR margin	16.3%	8.2%	7.1%			12.7%

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to Adjusted EBITDA and
Adjusted EBITDAR."
See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison."

10 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS TO ADJUSTED EBITDA and ADJUSTED EBITDAR
($ in thousands)

For the Nine Months Ended September 30, 2010
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$1,265,980	$89,723	$67,712	$28	$-	$1,423,443

Affiliated revenue	-	63,584	1,364	-	(64,948)	-

Total revenue	$1,265,980	$153,307	$69,076	$28	$(64,948)	$1,423,443

Income (loss) from continuing operations	$113,355	$11,757	$4,479	$(100,376)	$-	$29,215

Income tax expense	-	-	-	19,990	-	19,990

Interest, net	8,087	-	(1)	26,280	-	34,366

Depreciation and amortization	34,320	484	543	2,385	-	37,732

EBITDA	$155,762	$12,241	$5,021	$(51,721)	$-	$121,303

Loss on sale of assets, net	-	-	-	-	-	-

Restructuring costs	-	-	-	-	-	-

Adjusted EBITDA	$155,762	$12,241	$5,021	$(51,721)	$-	$121,303

Center rent expense	55,326	364	616	-	-	56,306

Adjusted EBITDAR	$211,088	$12,605	$5,637	$(51,721)	$-	$177,609

Normalized Adjusted EBITDA	$155,762	$12,241	$5,021	$(44,726)	$-	$128,298
Normalized Adjusted EBITDAR	$211,088	$12,605	$5,637	$(44,726)	$-	$184,604

Adjusted EBITDA margin	12.3%	8.0%	7.3%			8.5%

Adjusted EBITDAR margin	16.7%	8.2%	8.2%			12.5%

Normalized Adjusted EBITDA margin	12.3%	8.0%	7.3%			9.0%

Normalized Adjusted EBITDAR margin	16.7%	8.2%	8.2%			13.0%

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to Adjusted EBITDA and
Adjusted EBITDAR."
See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison."

11 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS TO ADJUSTED EBITDA and ADJUSTED EBITDAR
($ in thousands)

For the Three Months Ended September 30, 2009
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$420,374	$26,394	$23,864	$12	$-	$470,644

Affiliated revenue	-	18,592	545	-	(19,137)	-

Total revenue	$420,374	$44,986	$24,409	$12	$(19,137)	$470,644

Income (loss) from continuing operations	$39,481	$2,606	$2,091	$(33,639)	$-	$10,539

Income tax expense	-	-	-	7,220	-	7,220

Interest, net	3,024	-	(1)	9,208	-	12,231

Depreciation and amortization	10,480	140	179	658	-	11,457

EBITDA	$52,985	$2,746	$2,269	$(16,553)	$-	$41,447

Restructuring costs	-	-	-	872	-	872

Adjusted EBITDA	$52,985	$2,746	$2,269	$(15,681)	$-	$42,319

Center rent expense	17,848	119	223	-	-	18,190

Adjusted EBITDAR	$70,833	$2,865	$2,492	$(15,681)	$-	$60,509

Normalized Adjusted EBITDA	$52,985	$2,746	$2,269	$(15,681)	$-	$42,319
Normalized Adjusted EBITDAR	$70,833	$2,865	$2,492	$(15,681)	$-	$60,509

Adjusted EBITDA margin	12.6%	6.1%	9.3%			9.0%

Adjusted EBITDAR margin	16.8%	6.4%	10.2%			12.9%

Normalized Adjusted EBITDA margin	12.6%	6.1%	9.3%			9.0%

Normalized Adjusted EBITDAR margin	16.8%	6.4%	10.2%			12.9%

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to Adjusted EBITDA and
Adjusted EBITDAR."
See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison."

12 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS TO ADJUSTED EBITDA and ADJUSTED EBITDAR
($ in thousands)

For the Nine Months Ended September 30, 2009
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$1,251,524	$78,063	$77,335	$27	$-	$1,406,949

Affiliated revenue	-	55,168	1,668	-	(56,836)	-

Total revenue	$1,251,524	$133,231	$79,003	$27	$(56,836)	$1,406,949

Income (loss) from continuing operations	$120,395	$8,572	$6,401	$(102,097)	$-	$33,271

Income tax expense	-	-	-	22,795	-	22,795

Interest, net	9,345	(2)	(1)	28,080	-	37,422

Depreciation and amortization	30,323	399	601	2,006	-	33,329

EBITDA	$160,063	$8,969	$7,001	$(49,216)	$-	$126,817

Loss on sale of assets, net	7	34	-	-	-	41

Restructuring costs	-	-	-	872	-	872

Adjusted EBITDA	$160,070	$9,003	$7,001	$(48,344)	$-	$127,730

Center rent expense	53,707	348	700	-	-	54,755

Adjusted EBITDAR	$213,777	$9,351	$7,701	$(48,344)	$-	$182,485

Normalized Adjusted EBITDA	$164,370	$9,003	$7,001	$(48,344)	$-	$132,030
Normalized Adjusted EBITDAR	$218,077	$9,351	$7,701	$(48,344)	$-	$186,785

Adjusted EBITDA margin	12.8%	6.8%	8.9%			9.1%

Adjusted EBITDAR margin	17.1%	7.0%	9.7%			13.0%

Normalized Adjusted EBITDA margin	13.1%	6.8%	8.9%			9.4%

Normalized Adjusted EBITDAR margin	17.4%	7.0%	9.7%			13.3%

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to Adjusted EBITDA and
Adjusted EBITDAR."
See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison."

13 of 16

Sun Healthcare Group, Inc. and Subsidiaries
Selected Operating Statistics
Continuing Operations

	For the				For the
	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2010		2009		2010		2009
Consolidated Company

Revenues - Non-affiliated (in thousands)
Skilled Nursing and similar facilities	$412,295		$412,550		1,230,684		1,230,551
Hospice	11,277		7,242		33,633		19,249
Other - Inpatient Services	588		582		1,663		1,724
Inpatient Services	424,160		420,374		1,265,980		1,251,524

Rehabilitation Therapy Services	30,342		26,394		89,723		78,063
Medical Staffing Services	21,481		23,864		67,712		77,335
Other - non-core businesses	14		12		28		27
Total	$475,997		$470,644		$1,423,443		$1,406,949

Revenue Mix - Non-affiliated (in thousands)
Medicare	$138,125	29%	$137,857	29%	421,398	30%	417,059	30%
Medicaid	194,936	41%	189,878	40%	574,856	40%	559,358	40%
Private and Other	113,610	24%	114,143	25%	339,492	24%	341,424	24%
Managed Care / Insurance	24,178	5%	24,393	5%	72,636	5%	76,591	5%
Veterans	5,148	1%	4,373	1%	15,061	1%	12,517	1%
Total	$475,997	100%	$470,644	100%	$1,423,443	100%	$1,406,949	100%

Inpatient Services Stats

Number of centers:	202		202		202		202
Number of available beds:	22,407		22,331		22,407		22,331
Occupancy %:	86.9%		88.1%		87.1%		88.3%

Payor Mix % based on patient days:
Medicare - SNF Beds	14.7%		15.3%		15.2%		15.8%
Managed care / Ins. - SNF Beds	3.9%		3.9%		4.0%		4.1%
Total SNF skilled mix	18.6%		19.2%		19.2%		19.9%

Medicare	13.4%		14.0%		13.9%		14.4%
Medicaid	62.5%		60.6%		62.2%		60.4%
Private and Other	19.4%		20.8%		19.1%		20.4%
Managed Care / Insurance	3.5%		3.6%		3.6%		3.8%
Veterans	1.2%		1.0%		1.2%		1.0%

Revenue Mix % of revenues:
Medicare - SNF Beds	31.1%		32.2%		31.9%		32.9%
Managed care / Ins. - SNF Beds	6.0%		6.1%		6.0%		6.4%
Total SNF skilled mix	37.1%		38.3%		37.9%		39.3%

Medicare	31.4%		31.9%		32.2%		32.4%
Medicaid	46.0%		45.2%		45.4%		44.7%
Private and Other	15.8%		16.1%		15.5%		15.8%
Managed Care / Insurance	5.6%		5.8%		5.7%		6.1%
Veterans	1.2%		1.0%		1.2%		1.0%

Revenues PPD:
LTC only Medicare (Part A)	$463.36		$457.79		$464.46		$454.15
Medicare Blended Rate (Part A & B)	$505.73		$496.11		$504.05		$491.94
Medicaid	$173.49		$172.06		$173.29		$170.86
Private and Other	$182.95		$175.29		$184.95		$175.82
Managed Care / Insurance	$375.76		$371.09		$369.09		$373.86
Veterans	$238.74		$234.74		$241.44		$229.95

Rehab contracts

Affiliated	132		121		132		121
Non-affiliated	344		328		344		328

Average Qtrly Revenue per Contract (in thousands)	$109		$100		$107		$99

14 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

NORMALIZING ADJUSTMENTS - QUARTER COMPARISON
(in thousands, except per share data)

	AS REPORTED - 3rd QUARTER 2010
	Revenue	Adjusted EBITDAR	Adjusted EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported 3rd QUARTER 2010	$475,997	$55,858	$36,904	$13,557	$7,998	$(442)	$7,556
Percent of Revenue		11.7%	7.8%	2.8%	1.7%	-0.1%	1.6%

Normalizing Adjustments:

REIT separation transaction costs	-	4,747	4,747	4,747	2,801	-	2,801

Normalized As Reported-3rd QUARTER 2010	$475,997	$60,605	$41,651	$18,304	$10,799	$(442)	$10,357
Percent of Revenue		12.7%	8.8%	3.8%	2.3%	-0.1%	2.2%

As Reported					$0.13	$-	$0.13
Diluted EPS: As Normalized					$0.18	$(0.01)	$0.17

Weighted average number of common and common equivalent shares outstanding on a diluted basis:							Diluted Shares

As Reported / As Normalized diluted shares							59,538
Stock offering impact on diluted shares							(15,412)

As Adjusted diluted shares							44,126

	AS REPORTED - 3rd QUARTER 2009
	Revenue	Adjusted EBITDAR	Adjusted EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - 3rd QUARTER 2009	$470,644	$60,509	$42,319	$17,759	$10,539	$(881)	$9,658
Percent of Revenue		12.9%	9.0%	3.8%	2.2%	-0.2%	2.1%

Normalizing Adjustments:

Restructuring costs	-	-	-	872	514	-	514

Normalized As Reported-3rd QUARTER 2009	$470,644	$60,509	$42,319	$18,631	$11,053	$(881)	$10,172
Percent of Revenue		12.9%	9.0%	4.0%	2.3%	-0.2%	2.2%

As Reported					$0.24	$(0.02)	$0.22
Diluted EPS: As Normalized					$0.25	$(0.02)	$0.23

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to Adjusted EBITDA and Adjusted EBITDAR."

Normalizing adjustments are transactions or adjustments not related to ongoing operations and consist of REIT separation transaction costs and restructuring costs.

Normalizing adjustments do not include any adjustment for the August 2010 equity offering or the use of proceeds to pay down debt, avoiding interest expense.

Since normalizing adjustments are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations and interpretations, the information presented herein may not be comparable to other similarly described information of other companies.

15 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

NORMALIZING ADJUSTMENTS - YEAR TO DATE COMPARISON
(in thousands, except per share data)

	AS REPORTED -NINE MONTHS 2010
	Revenue	Adjusted EBITDAR	Adjusted EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - Nine Months 2010	$1,423,443	$177,609	$121,303	$49,205	$29,215	$(1,488)	$27,727
Percent of Revenue		12.5%	8.5%	3.5%	2.1%	-0.1%	1.9%

Normalizing Adjustments:

REIT separation transaction costs	-	6,995	6,995	6,995	4,127	-	4,127

Normalized As Reported-Nine Months 2010	$1,423,443	$184,604	$128,298	$56,200	$33,342	$(1,488)	$31,854
Percent of Revenue		13.0%	9.0%	3.9%	2.3%	-0.1%	2.2%

As Reported					$0.58	$(0.03)	$0.55
Diluted EPS: As Normalized					$0.66	$(0.03)	$0.63

Weighted average number of common and common equivalent shares outstanding on a diluted basis:							Diluted Shares

As Reported / As Normalized diluted shares							50,251
Stock offering impact on diluted shares							(5,879)

As Adjusted diluted shares							44,372

	AS REPORTED - NINE MONTHS 2009
	Revenue	Adjusted EBITDAR	Adjusted EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - Nine Months 2009	$1,406,949	$182,485	$127,730	$56,066	$33,271	$(3,275)	$29,996
Percent of Revenue		13.0%	9.1%	4.0%	2.4%	-0.2%	2.1%

Normalizing Adjustments:

Restructuring costs	-	-	-	872	514	-	514
Prior periods' self-insurance costs	-	4,300	4,300	4,300	2,537	348	2,885

Normalized As Reported-Nine Months 2009	$1,406,949	$186,785	$132,030	$61,238	$36,322	$(2,927)	$33,395
Percent of Revenue		13.3%	9.4%	4.4%	2.6%	-0.2%	2.4%

As Reported					$0.76	$(0.08)	$0.68
Diluted EPS: As Normalized					$0.83	$(0.07)	$0.76

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to Adjusted EBITDA and Adjusted EBITDAR."

Normalizing adjustments are transactions or adjustments not related to ongoing operations and consist of REIT separation transaction costs, restructuring costs and prior periods' self-insurance costs.

Normalizing adjustments do not include any adjustment for the August 2010 equity offering or the use of proceeds to pay down debt, avoiding interest expense.

Since normalizing adjustments are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations and interpretations, the information presented herein may not be comparable to other similarly described information of other companies.

16 of 16